                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)               February 26, 1996
                                                   -----------------------------





                              LADD FURNITURE, INC.
             (Exact name of registrant as specified in its charter)




                  North Carolina                        0-11577                               56-1311320
==========================================================================================================================
            (State or other                            (Commission                           (I.R.S. Employer
             jurisdiction                             File Number)                          Identification No.)
           of Incorporation)
==========================================================================================================================


              One Plaza Center, Box HP-3, High Point, North Carolina                            27261-1500
========================================================================================================================
      (Address of principal executive offices)                                                 (Zip Code)
========================================================================================================================


REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE              (910) 889-0333
                                                    --------------------------


                                  N/A
     (Former name or former address, if changed since last report.)

ITEM 1.  CHANGES IN CONTROL OF REGISTRANT.

                  Not Applicable.


ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

                  On February 26, 1996, LADD Furniture, Inc. ("LADD") sold 100% of the stock of its wholly-owned subsidiary, Fournier Furniture, Inc. ("Fournier"), to Furniture Acquisition Co. (the "Purchaser") for approximately $12,000,000 consisting of a combination of approximately $10,049,000 in cash and a note (with the note portion subject to closing working capital adjustments) and the assumption of approximately $1,932,000 of industrial bond indebtedness. The Purchaser is a corporation formed by the Kaizen Breakthrough Partnership, L.P. ("Kaizen"), a private equity and mezzanine fund managed by its general partner, Gefinor Acquisition Partners ("Gefinor"). Prior to the transaction, LADD had no affiliation with the Purchaser, Kaizen or Gefinor.

                  As previously reported on Form 8-K filed with the Securities and Exchange Commission on January 16, 1996, on December 29, 1995, LADD sold 100% of the stock of its wholly-owned subsidiary, Brown Jordan Company ("Brown Jordan") and the intellectual property of Brown Jordan, to BJCL, Inc., for $24,000,000 in cash and an equity interest, on a fully diluted basis, of approximately 12% in BJCL, Inc.

                  As previously reported on Form 8-K filed with the Securities and Exchange Commission on January 16, 1996, on December 29, 1995, LADD sold substantially all of the assets of its Lea Lumber & Plywood division to Lea Lumber & Plywood, LLC for approximately $4,000,000 in cash and a $1,000,000 term note.

                  See pro forma financial statements reflecting all of the above-described dispositions as referenced from Item 7.


ITEM 3.  BANKRUPTCY OR RECEIVERSHIP.

                  Not Applicable.


ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

                  Not Applicable.


ITEM 5.  OTHER EVENTS.

      The Company intends to replace both (i) its existing unsecured term and revolving credit facility and (ii) its existing accounts receivable securitization program which expires in March 1996 and is not being renewed, with a new term and revolving credit facility which will be secured by substantially all of the Company's assets. The Company expects to have this new facility in place during the second quarter of 1996. During the interim period between the expiration of the receivables securitization program and the implementation of the new credit facility, the Company plans to meet its working capital needs for its accounts receivable by advances under its existing revolving credit loan. The Company currently has $44,050,000 available for future borrowings under its revolving credit loan, and the purchaser's investment in the accounts receivable securitization program totals $32,600,000.

ITEM 6.  RESIGNATIONS OF REGISTRANT'S DIRECTORS.

                  Not Applicable.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         a)  Pro Forma Financial Information

             Unaudited Pro Forma Condensed Financial Information

             Unaudited Pro Forma Condensed Statement of Operations - For the Year Ended December 31, 1994

             Unaudited Pro Forma Condensed Statement of Operations - For the Nine Months Ended September 30, 1995

             Unaudited Pro Forma Condensed Balance Sheet -
             September 30, 1995

             Notes to Unaudited Pro Forma Condensed Statement of Operations - For the Year Ended December 31, 1994

             Notes to Unaudited Pro Forma Condensed Statement of Operations - For the Nine Months Ended September 30, 1995

             Notes to Unaudited Pro Forma Condensed Balance Sheet -
                               September 30, 1995


                  b)       Exhibits

                           2.1      Stock Purchase Agreement dated
                                    January 5, 1996 among LADD
                                    Furniture, Inc., Fournier Furniture,
                                    Inc. and Fournier Acquisition Co.

                           2.2      First Amendment to Stock Purchase
                                    Agreement dated February 26, 1996


ITEM 8.  CHANGE IN FISCAL YEAR.

                  Not Applicable.

                                   SIGNATURES


                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                           LADD FURNITURE, INC.


Date:  March 12, 1996      By: /s/William S. Creekmuir
                               -----------------------
                                  William S. Creekmuir

                            Title: Executive Vice President, Chief Financial Officer, Treasurer and Secretary

                          UNAUDITED PRO FORMA CONDENSED
                              FINANCIAL INFORMATION


The following unaudited pro forma condensed statements of operations for the year ended December 31, 1994 and the nine months ended September 30, 1995 and the unaudited pro forma condensed balance sheet as of September 30, 1995 give effect to the sale of the stock of Brown Jordan Company (Brown Jordan) and related intellectual property owned by Cherry Grove, Inc., the sale of the stock of Fournier Furniture, Inc. (Fournier), and the sale of certain assets of Lea Lumber and Plywood, a division of LADD (Lea Lumber) (together, the "divested companies"), and other adjustments and assumptions described in the notes to such condensed statements, as if the transactions had occurred at the beginning of the year ended December 31, 1994, in the case of the statements of operations, and at September 30, 1995, in the case of the balance sheet.

The unaudited pro forma condensed financial information relating to the divested companies is based on the audited historical consolidated financial statements of LADD for the year ended December 31, 1994, the unaudited historical financial statements of the divested companies for the year ended December 31, 1994, the unaudited historical consolidated financial statements of LADD as of and for the nine months ended September 30, 1995, and the unaudited historical financial statements of the divested companies as of and for the nine months ended September 30, 1995.

The unaudited pro forma condensed financial information gives effect to the sale price of $14,000,000 cash and a 12% interest, on a fully diluted basis, in BJCL, Inc., the purchaser of Brown Jordan, for the common stock of Brown Jordan, and $10,000,000 cash for related intellectual property of Cherry Grove, Inc. licensed to Brown Jordan, less transaction expenses and cash required to repurchase leased intellectual property totalling approximately $2,040,000. BJCL, Inc. also owns Casual Living Worldwide, an importer and marketer of casual outdoor furniture.

The unaudited pro forma condensed financial information gives effect to the sale of Furniture for cash and a subordinated note to Furniture Acquisition Co. totaling approximately $10,049,000 and the purchaser's assumption totalling approximately $1,932,000 of Industrial Revenue Bonds, less transaction expenses and cash required to repurchase leased manufacturing equipment totalling approximately $5,040,000. The amount of the subordinated note, which is currently estimated to be approximately $1,500,000, is subject to finalization of a post-closing working capital adjustment.

Additionally, the unaudited pro forma condensed financial information gives effect to the sale of inventories, property, plant and equipment and timber tracts of Lea Lumber for cash of approximately $4,000,000 and a $1,000,000 subordinated note, less transaction expenses, to Lea Lumber & Plywood, LLC, an affiliate of The Springfield Group.

The net cash proceeds from the sales of the divested companies have been applied to reduce LADD's long-term debt. Any gains or losses resulting from the sales of the divested companies are excluded from the unaudited pro forma condensed statements of operations.

                 LADD FURNITURE, INC. AND SUBSIDIARIES

            UNAUDITED PRO FORMA CONDENSED STATEMENT OF OPERATIONS
                  For the year ended December 31, 1994
            (Dollar amounts in thousands, except share data)


                                                                Historical                            Pro Forma
                                                                         Divested
                                              LADD Furniture, Inc.       Companies             Sale             Pro Forma
                                              and Subsidiaries         and Subsidiaries    Adjustments            Results
Net sales                                      $591,575                   88,129                                  503,446
Cost of sales                                   481,994                   68,233                                  413,761
           Gross profit                         109,581                   19,896               0                   89,685

Selling, general, and administrative expenses    93,911                   16,016                                   77,895
           Operating income                      15,670                    3,880               0                   11,790

Other (income) deductions:
        Interest expense                          8,939                    1,698             (47)   (2)             7,194
        Other,  net                               1,714                     (240)           (270)   (3)             1,684

                                                 10,653                    1,458            (317)                   8,878

           Earnings before income taxes           5,017                    2,422             317                    2,912

Income tax expense                                  709                      342             332    (4)               699

           Net earnings                          $4,308                    2,080             (15)                   2,213

Net earnings per common share                     $0.56                                                              0.29
Weighted average common shares outstanding    7,696,689                                                         7,696,689


See notes to unaudited pro forma condensed statement of operations for the year ended December 31, 1994.

                 LADD FURNITURE, INC. AND SUBSIDIARIES

         UNAUDITED PRO FORMA CONDENSED STATEMENT OF OPERATIONS
              For the nine months ended September 30, 1995
            (Dollar amounts in thousands, except share data)


                                                                      Historical                        Pro Forma
                                                                               Divested
                                                        LADD Furniture, Inc.   Companies         Sale               Pro Forma
                                                        and Subsidiaries    and Subsidiaries  Adjustments            Results
Net sales                                                $461,521               65,616                              395,905
Cost of sales                                             390,601               51,999                              338,602
           Gross profit                                    70,920               13,617              0                57,303

Selling, general, and administrative expenses              75,553               12,669           (359)   (2)         62,525
Restructuring expense                                      25,696                                        (3)         25,696
           Operating income (loss)                        (30,329)                 948            359               (30,918)

Other (income) deductions:
        Interest expense                                    8,646                1,183           (563)   (4)          6,900
        Other,  net                                         3,024                 (261)          (203)   (5)          3,082

                                                           11,670                  922           (766)                9,982

           Earnings (loss) before income taxes            (41,999)                  26          1,125               (40,900)

Income tax expense (benefit)                              (16,591)                  10            445    (6)        (16,156)

           Net earnings (loss)                           ($25,408)                  16            680               (24,744)

Net loss per common share                                  ($3.29)                                                    (3.21)
Weighted average common shares outstanding              7,718,722                                                 7,718,722

See notes to unaudited pro forma condensed statement of operations for the nine months ended September 30, 1995.

                 LADD FURNITURE, INC.  AND SUBSIDIARIES

              UNAUDITED PRO FORMA CONDENSED BALANCE SHEET
                           September 30, 1995
                             (In thousands)


                                                                   Historical                          Pro Forma
                                                                             Divested
                                                    LADD Furniture, Inc.    Companies           Sale            Pro Forma
                                                    and Subsidiaries    and Subsidiaries (1)  Adjustments       Results
Current assets:
     Cash                                                   $2,913                                                  2,913
     Trade accounts receivable, net                         45,337                                                 45,337
     Inventories                                            86,313                                                 86,313
     Prepaid expenses and other current assets              10,520                                 (908)(5)         9,612
       Total current assets                                145,083                      0          (908)          144,175

Property, plant, and equipment, net                         82,567                                                 82,567
Businesses held for sale, net                               32,587                 32,138           720 (3)         1,169
Intangible and other assets, net                            76,631                                4,700 (2)        81,331
       Total assets                                       $336,868                 32,138         4,512           309,242
Current liabilities:
      Current installments of long-term debt                  $558                                 (225)(4)           333
      Short-term bank note                                   2,450                                                  2,450
      Trade accounts payable                                26,517                                  280 (3)        26,797
      Accrued expenses and other current liabilities        30,629                                3,109 (3)        33,738
       Total current liabilities                            60,154                      0         3,164            63,318

Long-term debt, excluding current installments             140,182                 32,138         1,316 (4)       109,360
Deferred items and other liabilities                        11,308                                 (547)(5)         9,876
                                                                                                   (885)(6)
       Total liabilities                                   211,644                 32,138         3,048           182,554

Shareholders' equity                                       125,224                                1,464 (7)       126,688

Total liabilities and shareholders' equity                $336,868                 32,138         4,512           309,242



See notes to unaudited pro forma condensed balance sheet at September
30, 1995.

                 NOTES TO UNAUDITED PRO FORMA CONDENSED
                        STATEMENT OF OPERATIONS
                  FOR THE YEAR ENDED DECEMBER 31, 1994



(1) Divested companies include Brown Jordan Company and subsidiaries, intellectual property owned by Cherry Grove, Inc. and licensed to Brown Jordan, Fournier Furniture, Inc. and subsidiary, and Lea Lumber & Plywood, a division of LADD Furniture, Inc.

(2) To adjust interest expense to reflect the repayment of long-term debt utilizing the net cash proceeds from the sales of the divested companies, less interest assessed to the divested companies.

(3) To record interest income on the notes receivable recorded in connection with the sales of the divested companies.

(4) To record the income tax effect of pro forma sale adjustments based on LADD's effective income tax rate.

(5) Any gain (loss) resulting from the sales of the divested companies is not included in the unaudited pro form condensed statement of operations.

                 NOTES TO UNAUDITED PRO FORMA CONDENSED
                        STATEMENT OF OPERATIONS
              FOR THE NINE MONTHS ENDED SEPTEMBER 30, 1995



(1) Divested companies include Brown Jordan Company and subsidiaries, intellectual property owned by Cherry Grove, Inc. and licensed to Brown Jordan, Fournier Furniture, Inc. and subsidiary, and Lea Lumber & Plywood, a division of LADD Furniture, Inc.

(2) To reverse the lease expense related to patents licensed to Brown Jordan Company by Cherry Grove, Inc. and sold by Cherry Grove, Inc. on December 28, 1994 and leased back.

(3) The provision for restructuring expense relating to the divested companies that were recorded in LADD's historical consolidated financial statements are considered to be nonrecurring and therefore not reflected as a pro forma adjustment.

(4) To adjust interest expense to reflect the repayment of long-term debt utilizing the net cash proceeds from the sales of the divested companies, less interest assessed to the divested companies.

(5) To record interest income on the notes receivable recorded in connection with the sales of the divested companies.

(6) To record the income tax effect of pro forma sale adjustments based on LADD's effective income tax rate.

(7) Any gain (loss) resulting from the sales of the divested companies is not included in the unaudited pro forma condensed statement of operations.

                 NOTES TO UNAUDITED PRO FORMA CONDENSED
                             BALANCE SHEET
                           SEPTEMBER 30, 1995




(1) Divested companies include Brown Jordan Company and subsidiaries, intellectual property owned by Cherry Grove, Inc. and licensed to Brown Jordan, Fournier Furniture, Inc. and subsidiary, and Lea Lumber & Plywood, a division of LADD Furniture, Inc.

(2) To record the investment in BJCL, Inc. and the notes receivable resulting from the sales of the divested companies.

(3) To provide for current and future costs associated with the sales of the divested companies including transaction expenses, environmental costs, pension benefits, and other miscellaneous expenses; and to reclassify accounts payable and accrued liabilities retained in connection with the sales of divested companies included in LADD's historical balance sheet in businesses held for sale, net.

(4) To adjust long-term debt from the net cash proceeds from the sales of the divested companies.

(5) To adjust deferred tax balances as a result of the sales of the divested companies.

(6) To reverse the deferred gain related to patents licensed to Brown Jordan Company by Cherry Grove, Inc. and sold by Cherry Grove, Inc. and the deferred gain related to manufacturing equipment sold by Fournier on December 28, 1994 and leased back.

(7) To adjust retained earnings as a result of the sales of the divested companies.